Exhibit 10.1.4
AMENDMENT NO. 2
Dated as of November 22, 2021
to
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of June 28, 2019

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of November 22, 2021 by and among TREDEGAR CORPORATION, a Virginia corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Amended and Restated Credit Agreement dated as of June 28, 2019 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. The parties hereto agree that, effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows (the Credit Agreement as so amended, the “Amended Credit Agreement”):
a. Section 1.01 of the Credit Agreement is hereby amended to insert the following definition therein in the appropriate alphabetical order as follows:
“Amendment No. 2 Effective Date” means November 22, 2021.
b. Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Agreed Currencies” appearing therein in its entirety as follows:
“Agreed Currencies” means (i) Dollars and (ii) any other currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars and (y) that is agreed to by the Administrative Agent and each of the Lenders. For the avoidance of doubt, it is understood and agreed that on and after the Amendment No. 2 Effective Date, the only Agreed Currency under this Agreement shall be Dollars (notwithstanding any references in this Agreement to any other currency) and no additional currency shall

Exhibit 10.1.4
be included as an Agreed Currency until such currency is requested by the Borrower and approved by the Administrative Agent and each of the Lenders pursuant to an amendment to this Agreement mutually satisfactory to the Borrower, the Administrative Agent and each of the Lenders.
c. The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “one, two, three or six months thereafter” appearing therein with a reference to “one, three or six months thereafter” therefor.
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
a.The Administrative Agent (or its counsel) shall have received counterparts of (i) this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.
b.The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable and documented out-of-pocket expenses (including reasonable fees, charges and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents to the extent provided for in Section 9.03 of the Amended Credit Agreement.
3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
a.This Amendment and the Amended Credit Agreement have been duly authorized by all requisite organizational action and, if required, stockholder action, and this Amendment has been duly executed and delivered by the Borrower.
b.This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally.
c.As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Amended Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date.
4.Reference to and Effect on the Credit Agreement.
a.Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.

Exhibit 10.1.4
b.Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
c.The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
d.This Amendment is a Loan Document.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

Exhibit 10.1.4

IN WI1NESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TREDEGAR CORPORATION, as the Borrower

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

/s/ Louis Salvino
Name: Louis Salvino
Title: Vice President

TRUIST BANK (as successor by merger to SunTrust Bank), as a Lender

/s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Director

CITIZENS BANK, N.A.,as a Lender

/s/ A. Paul Dawley
Name: A. Paul Dawley
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,as a Lender

/s/ David Notaro
Name: David Notaro
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

/s/ Alan Stephens
Alan Stephens
Senior Vice President

BANK OF AMERICA, N.A., as a Lender

/s/ Colleen Landau
Name: Colleen Landau
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

/s/ Daniel Duval
Name: Daniel Duval
Title: Vice President

Exhibit 10.1.4

FIRST HORIZON BANK, as a Lender

/s/ Todd Warrick
Name: Todd Warrick
Title: EVP

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

/s/ Michael S. Barnett
Name: Michael S. Barnett
Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

/s/ Gregory R. Ryan
Name: Gregory R. Ryan
Title: Managing Director

CITIBANK, N.A., as a Lender

/s/ Andrew Stella
Name: Andrew Stella
Title: Vice President

Exhibit 10.1.4
CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Amended and Restated Credit Agreement dated as of June 28, 2019 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Tredegar Corporation, a Virginia corporation, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of November 22, 2021 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: November 22, 2021

[Signature Page Follows]

Exhibit 10.1.4
IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year first above written.

TREDEGAR PERFORMANCE FILMS INC.

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: Vice President

TERPHANE HOLDINGS LLC

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: Vice President

BONNELL ALUMINUM, INC.

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: Vice President

BONNELL ALUMINUM (NILES), LLC

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: Vice President

BONNELL ALUMINUM (CORPORATE), INC.

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: Vice President

BONNELL ALUMINUM (CLEARFIELD), INC.

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: Vice President

TREDEGAR SURFACE PROTECTION, LLC

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: Vice President

TREDEGAR FAR EAST CORPORATION

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: President

Exhibit 10.1.4
TREDEGAR FILM PRODUCTS (EUROPE), INC.

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: President

TREDEGAR INVESTMENTS II, LLC

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: President

TREDEGAR FILMS DEVELOPMENT, INC

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: President

TREDEGAR FILM PRODUCTS (LATIN AMERICA), INC.

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: President

TAC HOLDINGS, LLC

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: Vice President

BONNELL ALUMINUM (ELKHART), INC.

/s/ D. Andrew Edwards
Name: D. Andrew Edwards
Title: Vice President